SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                _________

                                FORM 8-K/A

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

                    Date of Report:  12 October 1994
                    (Date of earliest event reported)

                     JOHN DEERE CAPITAL CORPORATION
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                 1-6458
                        (Commission File Number)

                               36-2386361
                    (IRS Employer Identification No.)

                                Suite 600
                     First Interstate Bank Building
                           1 East First Street
                           Reno, Nevada 89501
          (Address of principal executive offices and zip code)

                              (702)786-5527
          (Registrant`s telephone number, including area code)

                 _______________________________________

                            Page 1 of 2 pages.

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Item 5. Other Events.

 This amendment is made solely to change the Date of Report previously reported as
 25 May 1993; the correct Date of Report should be 12 October
1994.

 Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant
 has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                             JOHN DEERE CAPITAL CORPORATION

                              By /s/ Frank S. Cottrell
                                 Frank S. Cottrell, Secretary